UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

CULLEN/FROST BANKERS, INC.

(Exact name of issuer as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Houston Street, San Antonio, Texas		78205
(Address of principal executive offices)		(Zip Code)

(210) 220-4011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Cullen/Frost Bankers, Inc. (the “Corporation”) held on April 28, 2011, shareholders voted on the following matters:

(1)	To elect thirteen nominees to serve as Directors for a one-year term that will expire at the 2012 Annual Meeting of Shareholders. Final voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
R. Denny Alexander	46,265,086	5,043,396	5,397,343
Carlos Alvarez	51,244,352	64,130	5,397,343
Royce S. Caldwell	50,562,583	745,899	5,397,343
Crawford H. Edwards	51,074,195	234,287	5,397,343
Ruben M. Escobedo	50,582,272	726,210	5,397,343
Richard W. Evans, Jr.	50,764,592	543,890	5,397,343
Patrick B. Frost	51,103,796	204,686	5,397,343
David J. Haemisegger	51,207,396	101,086	5,397,343
Karen E. Jennings	50,693,972	614,510	5,397,343
Richard M. Kleberg, III	51,105,672	202,810	5,397,343
Charles W. Matthews	51,223,062	85,420	5,397,343
Ida Clement Steen	51,094,109	214,373	5,397,343
Horace Wilkins, Jr.	51,132,836	175,646	5,397,343

(2)	To ratify the selection of Ernst & Young LLP to act as independent auditors of the Corporation for the fiscal year that began January 1, 2011. Final voting results were as follows:

Votes For	56,461,916
Votes Against	199,869
Abstentions	44,040

(3)	To adopt the following advisory (non-binding) resolution approving executive compensation:

“RESOLVED, that the compensation paid to the Cullen/Frost Bankers, Inc.’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Final voting results were as follows:

Votes For	49,761,811
Votes Against	1,306,227
Abstentions	240,444
Broker Non-Votes	5,397,343

(4)	To vote on the following resolution to provide an advisory (non-binding) selection of the frequency of future votes relating to executive compensation:

“RESOLVED, that shareholders of Cullen/Frost Bankers, Inc. indicate, by their vote on this resolution, whether the vote on executive compensation required by Rule 14a-21(a) should take place every one year, every two years or every three years.”

Final voting results were as follows:

1 Year	40,917,958
2 Years	286,191
3 Years	9,695,891
Abstentions	408,442
Broker Non-Votes	5,397,343

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Phillip D. Green
Phillip D. Green
Group Executive Vice President and Chief Financial Officer
(Duly Authorized Officer, Principal Financial Officer and Principal Accounting Officer)

Dated:	April 29, 2011